DIRECTORS

Lorenzo D. Courtright*  Clark R. Gates
Morris A. Densmore*     William R. Howell*
Stephen J. Dunn*        Michael L. Noel*
Richard H. Earnest      Kevin A. Rogers
*Serve as members of the Audit Committee

OFFICERS
Morris A. Densmore      CHAIRMAN
Clark R. Gates          PRESIDENT
James V. Atkinson       VICE PRESIDENT AND
                          PORTFOLIO MANAGER
Richard H. Earnest      VICE PRESIDENT
Richard J. Dunchak      TREASURER
Jonathan A. Wright      SECRETARY

AUDITORS

Arthur Andersen LLP
701 "B" Street (1600)
San Diego, CA 92101

CUSTODIAN

Bankers Trust Company
16 Wall Street
New York, N.Y. 10015

TRANSFER AGENT/DIVIDEND
REINVESTMENT PLAN AGENT

Harris Trust Company of California
601 South Figueroa St., 49th Floor
Los Angeles, California 90017
(213) 239-0670

MAILING ADDRESS

Current Income Shares, Inc.
P.O. Box 30151
Terminal Annex
Los Angeles, California 90030

TELEPHONE

(800) 634-6521

NYSE SYMBOL
"CUR"

                                                     CURRENT INCOME SHARES, INC.

                                                               ANNUAL REPORT FOR
                                                               DECEMBER 31, 1995

                                                             Investment Adviser:
                                    UNION CAPITAL ADVISORS-REGISTERED TRADEMARK-
                                                        A DIVISION OF UNION BANK
                                                       445 South Figueroa Street
                                                   Los Angeles, California 90071

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.

--------------------------------------------------------------------------------

Dear Shareholder:

    We are pleased to report the results of the operation of your Company for 1995. For the year net investment income was $3,239,415 of which 88.5 cents per share was distributed. In addition to this, the Fund paid a special capital gain dividend of 59.18 cents per share for a total payout per share of $1.48. During the year, net assets increased $4,381,723 to $50,120,223 at December 31, 1995. Net asset value per share increased during the year from $12.45 to $13.64.

    1995 proved to be one of the most prosperous years ever for investors. The year ended with stocks climbing to historic highs, bond yields declining dramatically, the dollar strengthening, and agreement that the Federal Reserve had succeeded in engineering its "soft landing" (slow economic growth with moderate inflation).

    The combination of slowing economic growth and low inflation is often an ideal scenario for interest rate reductions and that is exactly what the federal reserve did in fourth quarter 1995. On December 19 the Federal Open Market Committee voted to cut its target for the Federal Funds rate-for the second time in six months-by 25 basis points to 5.5%, citing better than expected inflation and falling inflationary expectations as its justification. Prior to this action the real Fed funds rate (the nominal rate minus the inflation rate) was near levels generally indicative of a restrictive monetary policy and considered inappropriate for an economy experiencing decelerating growth. At year end the real Fed Funds rate stood at 3.0% (5.5% minus 2.5% inflation) which is still higher than the 10 year fed funds average of 2.25%. The latter is considered to be the equilibrium fed funds rate, i.e. the rate that is consistent with sustained noninflationary growth. Pressure for lower short term rates should continue and a 1996 year-end Fed Funds target of between 4.5 and 5% now seems possible.

    In spite of the unemployment rate falling to levels which have historically been associated with rising price pressures, inflation remained modest with underlying cost pressures remaining benign. The most recent data on consumer prices showed inflation up two tenths of one percent. Overall, inflation has averaged less than 2.5% for the past two years, due primarily to well controlled labor costs at the corporate level, and a cautious consumer.

    Plunging interest rates caused the bond market to soar and deliver stock-like returns during 1995. The Lehman Brothers long term treasury bond index soared 31%. Long term rates dropped from 7.9% in January of 1995 to finish the year at 5.9%, while the intermediate 5 year note declined from 7.8% to 5.4%. Although declines in long bond interest rates reduce coupon dividends in the Fund, the increases in bond values enabled the Fund to realize capital gains as a way to capture additional current income.

    Corporate bonds as a whole did better than Governments and Mortgages for the year.

--------------------------------------------------------------------------------
In part that is due to the fact that longer average maturities in the corporate index benefit to a greater degree from a declining interest rate environment. In 1995 yields on 30 year bonds, for example, declined 200 basis points, which resulted in a market value increase of approximately 27% per bond. Additionally, corporate bond spreads to comparable U.S. Treasuries narrowed, while mortgage pass-through yields widened to Treasuries, thereby penalizing the latter's performance.

    Going into the first quarter of 1996, economic growth in the U.S. and around the world continues to be sluggish with little in the way of inflationary pressures. As long as these conditions prevail, we feel that bonds at current rates (i.e. 30 yr. U.S. Treasuries at 6% and 10 yr. at 5 5/8%) represent value.

    The audited financial statements for the period ended December 31, 1995, together with the portfolio of investments owned on the same date, are presented on the following pages. The table below reflects the year-end portfolio distribution according to the rating grades assigned by Standard & Poor's.

                                 As a Percent of
                                Total Investments
            Grade                 in Securities
------------------------------  -----------------
AAA...........................              36.3%
A.............................              20.6%
BBB...........................              25.5%
                                         -------
      Subtotal................              82.4%
BB............................              15.2%
A-1...........................               2.4%
                                         -------
                                          100.00%
                                         -------
                                         -------

    If you have any questions regarding Current Income Shares, Inc., please contact us or our transfer agent, Harris Trust Company of California, at the addresses or phone numbers presented on the cover of this report.

                                                              [SIGNATURE]

                                       Clark R. Gates
                                         President
January 31, 1996

--------------------------------------------------------------------------------
                          CURRENT INCOME SHARES, INC.

  STATEMENT OF ASSETS AND LIABILITIES            STATEMENT OF OPERATIONS
           DECEMBER 31, 1995               FOR THE YEAR ENDED DECEMBER 31, 1995

--------------------------------------------------------------------------------

ASSETS
  Investments in securities at
    market value:
    Bonds (Cost $46,063,377)......................................  $ 49,333,612
  Cash............................................................        44,472
  Interest receivable.............................................       794,906
                                                                    ------------
    Total Assets..................................................    50,172,990
                                                                    ------------

LIABILITIES
  Accrued expenses................................................        52,767
                                                                    ------------
NET ASSETS........................................................  $ 50,120,223
                                                                    ------------
                                                                    ------------
  Net assets are represented by:
    Capital stock, $1 par, 25,000,000
      shares authorized, 3,673,334
      shares issued and outstanding...............................  $  3,673,334
    Paid-in capital in excess of par
      value.......................................................    42,977,827
    Accumulated net realized gains................................       204,331
    Unrealized appreciation on
      investments.................................................     3,270,235
    Overdistributed net investment income.........................        (5,504)
                                                                    ------------
NET ASSETS........................................................  $ 50,120,223
                                                                    ------------
                                                                    ------------

NET ASSET VALUE PER SHARE
  ($50,120,223  DIVIDED BY 3,673,334 shares
    of common stock outstanding)..................................     $13.64

INVESTMENT INCOME
  Interest.........................................  $    3,687,621
                                                     --------------
    Total Investment Income........................                   $ 3,687,621
EXPENSES
  Investment management
    and advisory fees..............................         245,070
  Custodian fees...................................          10,780
  Transfer agent fees..............................          45,598
  Directors' fees and
    shareholders expenses..........................          35,499
  Printing.........................................          29,008
  Legal and auditing fees..........................          48,526
  Listing fees -- NYSE.............................           5,001
  Insurance expense................................          21,764
  Taxes............................................           5,471
  Other expenses...................................           1,489
                                                     --------------
    Total Expenses.................................                       448,206
                                                                      -----------
      Net Investment
        Income.....................................                   $ 3,239,415
                                                                      -----------

REALIZED AND
 UNREALIZED GAINS AND LOSSES
 ON INVESTMENTS IN SECURITIES
  Realized gain from
   securities transactions:
    Proceeds from sales............................  $  116,322,332
    Cost of securities
     sold..........................................    (113,591,668)
                                                     --------------
      Net realized gain on
        investments sold...........................                     2,730,664
  Unrealized appreciation
   of investments:
    Beginning of period............................        (566,191)
    End of period..................................       3,270,235
                                                     --------------
      Net unrealized
         appreciation during the period............                   $ 3,836,426
                                                                      -----------
      Net realized and
         unrealized gains on
         investments...............................                   $ 6,567,090
                                                                      -----------
  Net increase in net assets resulting from
   operations......................................                   $ 9,806,505
                                                                      -----------
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                       1995         1994
                                                                   ------------  -----------
FROM INVESTMENT ACTIVITIES
  Net investment income..........................................  $  3,239,415  $ 3,469,688
  Net realized gain/(loss) on investments sold...................     2,730,664     (119,355)
  Net unrealized appreciation/(depreciation) of investments
    during
    the period...................................................     3,836,426   (6,295,600)
                                                                   ------------  -----------
  Net increase/(decrease) in net assets resulting from
    operations...................................................     9,806,505   (2,945,267)
  Dividends to shareholders from net investment income...........    (5,424,782)  (3,452,935)
                                                                   ------------  -----------
    Increase/(decrease) in net assets............................     4,381,723   (6,398,202)

NET ASSETS
  Beginning of year..............................................    45,738,500   52,136,702
                                                                   ------------  -----------
  End of year [including under/(over)distributed net investment income of ($5,504) and $5,984, respectively].................  $ 50,120,223  $45,738,500
                                                                   ------------  -----------
                                                                   ------------  -----------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                       Standard & Poor's   Principal      Market
                              Security                                      Rating           Amount        Value
-------------------------------------------------------------------------------------------------------------------
BONDS -- (98.43%)
-------------------------------------------------------------------------------------------------------------------
ASSET BACKED (4.09% OF NET ASSETS)
  Standard Credit Card 95-9A 6.55%, 10/07/07.........................        AAA           $2,000,000   $ 2,048,401
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED (Cost $1,998,527)                                                                      2,048,401
-------------------------------------------------------------------------------------------------------------------
BANKS (8.65% OF NET ASSETS)
  Bankers Trust Co. 7.25%, 01/15/03..................................        A              1,500,000     1,575,000
  First Bank of Puerto Rico 7.625%, 12/15/05.........................        BB+            1,000,000     1,008,750
  NationsBank Corporation 7.75%, 08/15/15............................        A-             1,600,000     1,756,000
-------------------------------------------------------------------------------------------------------------------
TOTAL BANKS (Cost $4,139,497)                                                                             4,339,750
-------------------------------------------------------------------------------------------------------------------
CANADIANS (5.28% OF NET ASSETS)
  Nova Scotia Province 8.75%, 04/01/22...............................        A-             1,100,000     1,337,875
  Saskatchewan Province Deb. 9.375%, 12/15/20........................        BBB+           1,000,000     1,307,500
-------------------------------------------------------------------------------------------------------------------
TOTAL CANADIANS (Cost $2,187,420)                                                                         2,645,375
-------------------------------------------------------------------------------------------------------------------
CONSUMER (4.32% OF NET ASSETS)
  Ralston Purina Company 7.75%, 10/01/15.............................        A-             2,000,000     2,165,000
-------------------------------------------------------------------------------------------------------------------
TOTAL CONSUMER (Cost $2,089,867)                                                                          2,165,000
-------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (15.72% OF NET ASSETS)
  Houston Industries, Inc. 9.375%, 06/01/01..........................        BBB            2,000,000     2,297,500
  Niagara Mohawk Power Corporation 9.75%, 11/01/05...................        BB             1,500,000     1,550,625
  Union Oil Co. of California 9.125%, 02/15/06.......................        BBB            2,000,000     2,407,500
  UtiliCorp United 8.45%, 11/15/99...................................        BBB            1,500,000     1,623,750
-------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (Cost $7,188,267)                                                                      7,879,375
-------------------------------------------------------------------------------------------------------------------
GAS (7.13% OF NET ASSETS)
  Coastal Corporation 9.625%, 05/15/12...............................        BB+            2,000,000     2,467,500
  Panhandle Eastern Corporation 7.875%, 08/15/04.....................        BBB            1,000,000     1,103,750
-------------------------------------------------------------------------------------------------------------------
TOTAL GAS (Cost $3,046,594)                                                                               3,571,250
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING (5.48% OF NET ASSETS)
  Georgia Pacific Corporation 7.7%, 06/15/15.........................        BBB-           1,500,000     1,597,500
  Westvaco Corporation 10.125%, 06/01/19.............................        A              1,000,000     1,150,000
-------------------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING (Cost $2,514,465)                                                                     2,747,500
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCE (4.45% OF NET ASSETS)
  Ford Motor Credit Corporation 5.61%, 01/05/96......................        A-1            1,200,000     1,200,000
  U.S. West Capital Funding, Inc. 6.75%, 10/01/05....................        A+             1,000,000     1,032,500
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCE (Cost $2,200,499)                                                                   $ 2,232,500
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)

DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                             Standard & Poor's   Principal      Market
                                 Security                                         Rating           Amount        Value
-------------------------------------------------------------------------------------------------------------------------
SECURITIES BROKERS (2.26% OF NET ASSETS)
  Lehman Brothers Holdings, Inc. Note 8.75%, 03/15/05......................     A                $1,000,000   $ 1,132,500
-------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKERS (Cost $994,031)                                                                        1,132,500
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.48% OF NET ASSETS)
  GTE Corporation 10.3%, 11/15/17..........................................     BBB+              2,000,000     2,245,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS (Cost $2,305,808)                                                                      2,245,000
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (4.96% OF NET ASSETS)
  AMR Corporation Deb 10%, 04/15/21........................................     BB+               2,000,000     2,487,500
-------------------------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION (Cost $1,960,729)                                                                          2,487,500
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT (31.6% OF NET ASSETS)
  U.S. Treasury Note 6.25%, 05/31/00.......................................     AAA               2,500,000     2,583,975
  U.S. Treasury Note 6.125%, 09/30/00......................................     AAA               2,500,000     2,575,275
  U.S. Treasury Note 7.5%, 11/15/01........................................     AAA               1,000,000     1,102,130
  U.S. Treasury Note 6.375%, 08/15/02......................................     AAA               5,100,000     5,352,704
  U.S. Treasury Note 6.5%, 08/15/05........................................     AAA               3,000,000     3,196,560
  U.S. Treasury Bond 7.125%, 02/15/23......................................     AAA                 900,000     1,028,817
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT (Cost $15,437,673)                                                                       15,839,461
-------------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS (98.43% OF NET ASSETS)
          (COST $46,063,377)                                                                                   49,333,612
-------------------------------------------------------------------------------------------------------------------------
        OTHER ASSETS AND LIABILITIES, NET
          (1.57% of Net Assets)                                                                                   786,611
-------------------------------------------------------------------------------------------------------------------------
        NET ASSETS (100.00% OF NET ASSETS)                                                                    $50,120,223
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

  Current Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

  The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

  (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

  (c) Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. Actual results could differ from those estimates.

  (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

  Purchases and proceeds of securities other than short-term securities and U.S. Government obligations aggregated $32,463,321 and $52,024,449, respectively. Purchases and redemptions of U.S. Government obligations aggregated $26,901,703 and $18,453,094, respectively.

  As of December 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $3,270,235 of which $3,331,043 related to appreciated securities and $60,808 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

3. Transactions with Affiliates

  Union Bank (the "Adviser") received fees of $245,070 during the year ended December 31, 1995 for providing investment management and advisory services to the Company. The fee is based on an annual rate of 0.5% of the Company's average net assets.

  The Advisory Agreement provides that the Adviser reimburse the Company for expenses (excluding interest, taxes, the expenses of any offering of the Company's securities and brokerage commissions) incurred by the Company in excess of one and one-half percent (1 1/2%) per year of the first $30 million of average net assets of the Company and one percent (1%) of average net assets in excess of $30 million. The expenses incurred by the Company for the year ended December 31, 1995, did not exceed the limitation established by the Advisory Agreement.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1995
--------------------------------------------------------------------------------

4. Agreements with Service Providers

  Harris Trust Company of California provides transfer agent and dividend reinvestment plan services and Bankers Trust Company provides custodial services for the Company.

5. Financial Highlights

   Selected data for each share of capital stock outstanding throughout each year follows:

                                                          01/01/95 TO    01/01/94 to    01/01/93 to    01/01/92 to    01/01/91 to
                                                            12/31/95       12/31/94       12/31/93       12/31/92       12/31/91
                                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Investment Income.......................................  $      1.00    $      1.06    $      1.09    $      1.10    $      1.19
Expenses................................................         0.12           0.12           0.12           0.12           0.12
                                                          ------------   ------------   ------------   ------------   ------------
Net Investment income...................................         0.88           0.94           0.97           0.98           1.07
Dividends distributed from net Investment
  Income and realized gain on investments...............        (1.48)         (0.94)         (0.97)         (1.03)         (1.09)
Net realized and unrealized gain (loss) on
  investments...........................................         1.79          (1.74)          0.86           0.22           1.38
                                                          ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value..............         1.19          (1.74)          0.86           0.17           1.36
Net asset value:
  Beginning of period...................................        12.45          14.19          13.33          13.16          11.80
                                                          ------------   ------------   ------------   ------------   ------------
  End of period.........................................  $     13.64    $     12.45    $     14.19    $     13.33    $     13.16
                                                          ------------   ------------   ------------   ------------   ------------
                                                          ------------   ------------   ------------   ------------   ------------
Per share market value:
  End of period.........................................  $    11.875    $    11.000    $     13.00    $    12.625    $     13.25
Total investment return*................................        22.25%         (8.33)%        10.53%          3.22%         20.51%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average net assets.................          0.9%           0.9%           0.8%           0.9%           0.9%
Ratio of net investment income to average net assets....          6.6%           7.2%           6.9%           7.5%           8.6%
Portfolio turnover rate.................................       118.52%         42.21%         24.15%         87.08%         82.38%
Net assets, end of period (000).........................  $    50,120    $    45,739    $    52,137    $    48,967    $    48,359

* Excluding the effect of shareholders' brokerage commissions, if any.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1995
--------------------------------------------------------------------------------

6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:

                                                                                                     Net Realized and
                                                                                                  Unrealized Gain (Loss)
                                                                       Net Investment Income          on Investments
                                                         Investment   ------------------------  ---------------------------
                                                           Income       Amount      Per Share       Amount       Per Share
                                                         -----------  -----------  -----------  --------------  -----------
Three months ended:

  March 31, 1995.......................................  $   918,292  $   818,261   $    0.22   $    1,548,456   $    0.42
  June 30, 1995........................................      958,845      854,814        0.23        2,635,465        0.72
  September 30, 1995...................................      922,945      815,939        0.22          503,217        0.14
  December 31, 1995....................................      887,539      750,401        0.21        1,879,952        0.51

  March 31, 1994.......................................  $   977,404  $   870,976   $    0.24   $   (2,596,646)  $   (0.71)
  June 30, 1994........................................      967,888      864,517        0.23       (2,429,527)      (0.66)
  September 30, 1994...................................      980,816      877,637        0.23         (812,300)      (0.22)
  December 31, 1994....................................      962,818      856,558        0.24         (576,482)      (0.15)

7. Dividend Reinvestment Plan

  The Company maintains a Dividend Reinvestment Plan in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 601 South Figueroa Street, Los Angeles, CA 90017.

--------------------------------------------------------------------------------
  CURRENT INCOME SHARES, INC.
  INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Current Income Shares, Inc.:

    We have  audited the  accompanying statement  of assets  and liabilities  of
Current Income Shares, Inc., including the portfolio of investments in securities as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights, disclosed in note 5, for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors whose report dated January 30, 1992, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Current Income Shares, Inc. as of December 31, 1995, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Arthur Andersen LLP

San Diego, CA
February 7, 1996